UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2009 (September 25, 2009)

Magellan Midstream Holdings, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32745	20-4328784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 574-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Plan of Liquidation

In connection with the completion of the matters contemplated by the previously announced Agreement Relating to Simplification of Capital Structure by and among Magellan Midstream Partners, L.P. (the “Partnership”), Magellan GP, LLC (the “Partnership GP”), Magellan Midstream Holdings, L.P. (“Holdings”) and Magellan Midstream Holdings GP, LLC (“Holdings GP”) dated March 3, 2009 (the “Simplification Agreement”), on September 30, 2009, Holdings and Holdings GP, for itself and on behalf of all the limited partners of Holdings, entered into the Plan of Liquidation of Holdings (“Plan of Liquidation”), pursuant to which effective September 30, 2009, Holdings dissolved and wound-up its affairs and the Partnership common units it received pursuant to the Simplification Agreement and the Contribution Agreement (as defined below) were distributed to the Holdings common unitholders. Pursuant to the Plan of Liquidation, Holdings will be terminated pursuant to the filing of a certificate of cancellation of its certificate of limited partnership with the Secretary of State of the State of Delaware.

The foregoing description of the Plan of Liquidation does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Contribution and Assumption Agreement

On September 28, 2009, the Partnership, the Partnership GP, Holdings, Holdings GP and MGG GP Holdings, LLC (the sole member of Holdings GP) entered into a Contribution and Assumption Agreement (the “Contribution Agreement”). Pursuant to the Contribution Agreement, immediately following the transformation and the distributions, (i) Holdings contributed 100% of the limited liability company interests in the sole member of Holdings GP to the Partnership GP; (ii) Holdings contributed 100% of the limited liability company interests in the Partnership GP to the Partnership; (iii) Holdings contributed to the Partnership all of its cash and other remaining assets other than the Partnership common units it received pursuant to the Contribution Agreement; and (iv) the Partnership agreed to assume all of the liabilities and satisfy all debts and obligations of Holdings.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On September 30, 2009, the Partnership and Holdings completed their simplification of capital structure pursuant to the Simplification Agreement. The matters contemplated by the Simplification Agreement are referred to collectively in this Current Report on Form 8-K as the “Simplification.”

A description of the Simplification and the related matters and all agreements executed in connection therewith are contained in Holdings’ Current Reports on Form 8-K filed with the Securities and Exchange Commission on March 4, 2009 and August 10, 2009 and are incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy an Continued Listing Rule or Standard; Transfer of Listing

In connection with the completion of the matters contemplated by the Simplification Agreement, trading of the Holdings common units on the New York Stock Exchange was suspended effective after the close of the market on September 25, 2009.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the completion of the Simplification, pursuant to the Contribution Agreement, the limited liability company agreement of Holdings GP and the limited partnership agreement of Holdings were amended in order to facilitate and reflect the matters contemplated by the Contribution Agreement.

Item 8.01.	Other Events

On September 25, 2009, the Partnership and Holdings issued a joint press release announcing the approval by their respective unitholders of the Simplification and all related proposals and announcing the appointment of the independent members of the board of directors of Holdings GP to the board of directors of the Partnership GP. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement Relating to Simplification of Capital Structure, dated as of March 3, 2009, by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC (incorporated by reference to Exhibit 2.1 to Magellan Midstream Holdings L.P.’s Current Report on Form 8-K filed on March 4, 2009).

2.2	Amendment No. 1, dated as of August 6, 2009, to the Agreement Relating to Simplification of Capital Structure, dated as of March 3, 2009, by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC (incorporated by reference to Exhibit 2.1 to Magellan Midstream Holdings, L.P.’s Current Report on Form 8-K filed on August 10, 2009).

2.3*	Plan of Liquidation of Magellan Midstream Holdings, L.P. dated September 30, 2009 by and among Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC, for itself and on behalf of all limited partners of Magellan Midstream Holdings, L.P.

10.1	Contribution and Assumption Agreement dated September 28, 2009 by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P., Magellan Midstream Holdings GP, LLC and MGG GP Holdings, LLC (incorporated by reference to Exhibit 10.2 to Magellan Midstream Partners, L.P.’s Current Report on Form 8-K filed on September 30, 2009).

99.1	Joint Press Release dated September 25, 2009 (incorporated by reference to Exhibit 99.1 to Magellan Midstream Partners, L.P.’s Current Report on Form 8-K filed on September 30, 2009).

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Holdings, L.P.

By:	Magellan Midstream Holdings GP, LLC,
its General Partner

By:	/s/ Lonny E. Townsend
Lonny E. Townsend
Senior Vice President, General Counsel and
Corporate Secretary

Dated: September 30, 2009

Exhibit Index

Exhibits.

2.1	Agreement Relating to Simplification of Capital Structure, dated as of March 3, 2009, by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC (incorporated by reference to Exhibit 2.1 to Magellan Midstream Holdings, L.P.’s Current Report on Form 8-K filed on March 4, 2009).

2.2	Amendment No. 1, dated as of August 6, 2009, to the Agreement Relating to Simplification of Capital Structure, dated as of March 3, 2009, by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC (incorporated by reference to Exhibit 2.1 to Magellan Midstream Holdings, L.P.’s Current Report on Form 8-K filed on August 10, 2009).

2.3*	Plan of Liquidation of Magellan Midstream Holdings, L.P. dated September 30, 2009 by and among Magellan Midstream Holdings, L.P. and Magellan Midstream Holdings GP, LLC, for itself and on behalf of all limited partners of Magellan Midstream Holdings, L.P.

10.1	Contribution and Assumption Agreement dated September 28, 2009 by and among Magellan Midstream Partners, L.P., Magellan GP, LLC, Magellan Midstream Holdings, L.P., Magellan Midstream Holdings GP, LLC and MGG GP Holdings, LLC (incorporated by reference to Exhibit 10.2 to Magellan Midstream Partners, L.P.’s Current Report on Form 8-K filed on September 30, 2009).

99.1	Joint Press Release dated September 25, 2009 (incorporated by reference to Exhibit 99.1 to Magellan Midstream Partners, L.P.’s Current Report on Form 8-K filed on September 30, 2009).

*	Filed herewith.